                           THIRD AMENDMENT AGREEMENT


     THIS THIRD AMENDMENT AGREEMENT, dated as of March 24, 1997 (this

"Agreement"), is made among (1) AMAX GOLD INC., a Delaware corporation (the
 ---------
"Borrower"), (2) FAIRBANKS GOLD MINING, INC., a Delaware corporation ("Fairbanks
---------                                                              ---------
Gold"), GUANACO MINING COMPANY, INC., a Delaware corporation ("Guanaco Mining"),
----                                                           --------------
LASSEN GOLD MINING, INC., a Delaware corporation ("Lassen Gold"), MELBA CREEK
                                                   -----------
MINING, INC., an Alaska corporation ("Melba Creek"), and NEVADA GOLD MINING,
                                      -----------
INC., a Delaware corporation ("Nevada Gold"; all of the foregoing entities,
                               -----------
collectively, the "Principal Subsidiaries", and together with the Borrower, the
                   ----------------------
"Obligors"), (3) MERRILL LYNCH CAPITAL CORPORATION, a Delaware corporation
 --------
("Merrill Lynch"), ABN AMRO BANK N.V., a bank organized under the laws of The
---------------
Netherlands ("ABN AMRO"), N M ROTHSCHILD & SONS LIMITED, a bank organized under
              --------
the laws of England ("Rothschild"), and THE TORONTO-DOMINION BANK, a bank
                      ----------
organized under the federal laws of Canada ("Toronto-Dominion"; all of the
                                             ----------------
foregoing entities, collectively, the "Arrangers"), (4) THE BANKS AND OTHER
                                       ---------
FINANCIAL INSTITUTIONS whose names appear on the signature pages hereto under the heading "The Lenders" (collectively, the "Lenders"), (5) MERRILL LYNCH, in
                                              -------
its capacity as syndication agent for the Lenders (in such capacity, the

"Syndication Agent"), (6) TORONTO-DOMINION, in its capacity as documentation and
------------------
technical agent for the Lender Parties (in such capacity, the "Documentation and
                                                               -----------------
Technical Agent"), (7) LASALLE NATIONAL TRUST, N.A., a U.S., national banking
---------------
association, in its capacity as collateral agent for the Lender Parties (in such capacity, the "Collateral Agent"), and (8) ROTHSCHILD, in its capacity as
               ----------------
administrative agent for the Lender Parties (in such capacity, the

"Administrative Agent").
---------------------

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Principal Subsidiaries, the Arrangers, the Lenders party thereto, the Syndication Agent, the Documentation and Technical Agent, the Collateral Agent and the Administrative Agent have entered into that certain Loan Agreement, dated as of October 31, 1995, and amended as of December 7, 1995 and as of March 19, 1996 (as so amended, the "Existing Loan Agreement");
                                                      -----------------------

     WHEREAS, Fairbanks Gold intends to incur up to an aggregate of $71,000,000 principal amount of Indebtedness in connection with the issuance by AIDEA (as defined in the Amended Loan Agreement) of the Fort Knox Industrial Revenue Bonds and each of the Borrower and Fairbanks Gold has requested that the terms of the Existing Loan Agreement be amended such that, following the Fort Knox Economic Completion Date, the incurrence of such Indebtedness will be in accordance with the various undertakings of the Obligors contained in Article 7 of the Existing
                                                      ---------
Loan Agreement; and

     WHEREAS, subject to the terms and conditions of this Agreement, the Lender Parties are willing to consent to such requested amendment;

     NOW THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:


                 ARTICLE 1. DEFINITIONS; INTERPRETATION
                 --------------------------------------

        SECTION 1.1 ORIGINAL LOAN AGREEMENT TERMS. Terms for which meanings are provided in the Existing Loan Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Agreement with such meanings. This Agreement is a Loan Document and shall be interpreted in accordance with applicable provisions contained in the Existing Loan Agreement (including Sections 1.4 and 1.11 thereof).
------------     ----

        SECTION 1.2. ADDITIONAL TERMS. In this Agreement (including its preamble and recitals), the following capitalized terms shall have the following meanings:

     "Amended Loan Agreement" means the Existing Loan Agreement, as amended by
      ----------------------
this Agreement.

    "Amendment Effective Date" is defined in Article 4.
     ------------------------                ---------

     "Authorized Representative" means, relative to Cyprus Amax, those of its
      -------------------------
officers whose signatures and incumbency shall have been certified to the Administrative Agent pursuant to clause (b) of Section 5.2 of the Second
                                 ----------    -----------
Amendment Agreement.

     "Term Sheets" means, collectively, (a) the term sheet, dated November 15,
      -----------
1996, prepared by Merrill Lynch & Co. and relating to the issue of the Fort Knox Industrial Revenue Bonds, and (b) the term sheet, dated November 13, 1996, prepared by Union Bank of Switzerland and relating to the issue of the Fort Knox IRB Letter of Credit (as defined in the Amended Loan Agreement), in each case in the form submitted to the Administrative Agent (and copied by the Administrative Agent to each Lender) in connection with the implementation of this Agreement.

             ARTICLE 2. AMENDMENTS TO THE EXISTING LOAN AGREEMENT
             ----------------------------------------------------

        SECTION 2.1 AMENDMENTS TO SECTION 1.1 OF THE EXISTING LOAN AGREEMENT.
Section 1.1 of the Existing Loan Agreement shall be amended by:
-----------

            (a) adding thereto the following definitions in the appropriate alphabetical order:

      "AIDEA" means Alaska Industrial Development and Export Authority, a
       -----
    governmental agency and a body politic and corporate constituting a political subdivision of the State of Alaska.

      "Cyprus Amax/AGI Reimbursement Agreement" means the letter agreement,
       ---------------------------------------
    dated on or prior to the Third Amendment Effective Date, between Cyprus Amax and the Borrower.

      "Fort Knox IRB AGI Guarantee" means the guarantee to be issued by the
       ---------------------------
    Borrower of the performance of certain obligations contained in the Fort Knox Industrial Revenue Bonds and of the obligations to pay the Purchase Price (as defined in the Fort Knox IRB Indenture) in respect of the Fort Knox Industrial Revenue Bonds contained in the Fort Knox IRB Indenture.

      "Fort Knox IRB Financing" means, collectively, the issuance of the Fort
       -----------------------
    Knox Industrial Revenue Bonds, the lending of the proceeds thereof by AIDEA to Fairbanks Gold pursuant to the Fort Knox IRB Loan Agreement, the issue of the Fort Knox IRB Letter of Credit and all other transactions relating or incidental thereto (including the issuance of the Fort Knox IRB AGI Guarantee and the entering into of the Fort Knox IRB Reimbursement Agreement).

      "Fort Knox IRB Financing Documentation" means the definitive documentation
       -------------------------------------
    relating to the Fort Knox IRB Financing to be entered into on or about the Third Amendment Effective Date and referred to in (and in the form agreed pursuant to) Section 4.2 of the Third Amendment Agreement and as the same
                 -----------
    may be amended or otherwise modified after the Third Amendment Effective Date in accordance with Section 7.2.16.
                            --------------

      "Fort Knox IRB Indenture" means the trust indenture to be entered into
       -----------------------
    between AIDEA and The First National Bank of Chicago, as trustee, in connection with the issue of the Fort Knox Industrial Revenue Bonds.

      "Fort Knox IRB Letter of Credit" means the letter of credit to be
       ------------------------------
    issued by Union Bank of Switzerland, New York Branch (or any successor thereto), in an aggregate face amount not in excess of the Fort Knox IRB Letter of Credit Amount in support of certain payment obligations in connection with the Fort Knox Industrial Revenue Bonds.

      "Fort Knox IRB Letter of Credit Amount" means the sum of (a) the aggregate
       -------------------------------------
    principal amount of the Fort Knox Industrial Revenue Bonds (being not in excess of $71,000,000), plus (b) an amount equivalent to the amount of interest on the unpaid principal amount of the Fort Knox Industrial Revenue Bonds which, in connection with the rating thereof, the relevant rating agencies shall require to be covered by the Fort Knox IRB Letter of Credit (but, in no event, in an amount which would be in excess of the interest which would have accrued on the Fort Knox Industrial Revenue Bonds for a period of seven months).

      "Fort Knox IRB Loan Agreement" means the agreement to be entered into
       ----------------------------
    between AIDEA and Fairbanks Gold in connection with the advance of the proceeds of the Fort Knox Industrial Revenue Bonds by AIDEA to Fairbanks Gold.

      "Fort Knox IRB Reimbursement Agreement" means the agreement to be entered
       -------------------------------------
    into between Fairbanks Gold and Union Bank of Switzerland, New York Branch, in connection with the reimbursement by Fairbanks Gold to Union Bank of Switzerland, New York Branch, of amounts paid pursuant to a drawing under the Fort Knox IRB Letter of Credit.

        "Relevant IRB Default" means:
         --------------------

        (a) the occurrence and continuation of any Event of Default (excluding, however (and subject to clause (c)), any Event of Default arising
                                    ----------
            pursuant to (i) Section 8.1.3 or (ii) with respect to Lassen Gold,
                            -------------
            Nevada Gold or Guanaco Mining, Section 8.1.18;
                                           --------------

        (b) the occurrence and continuation of any condition or event which, after notice, lapse of time, the making of any required determination or any combination of the foregoing would constitute an Event of Default under Section 8.1.1, 8.1.6 or 8.1.14; or
                                      -------------  -----    ------

        (c) the occurrence and continuation of any condition or event (including any Default) which, after notice, lapse of time, the making of any required determination or any combination of the foregoing might, in the reasonable opinion of the Lender Parties, constitute a Materially Adverse Effect;

    provided, however, that (a) the exclusion contained in clause (a)(i) shall
    --------  -------                                      -------------
    not apply to any Event of Default arising as a result of a breach of Section 7.2.2, 7.2.3 or 7.2.4 and (b) for the avoidance of doubt no Relevant IRB
    -----  -----    -----
    Default shall be deemed to be in existence at any time in connection with the occurrence of any event of the nature referred to in clauses (a) through
                                                             -----------
    (c) if such event shall not be continuing at such time.
    ---

        "Third Amendment Agreement" means that certain Third Amendment Agreement
         -------------------------
    hereto, dated as of March 24, 1997, among the Borrower, the Principal Subsidiaries, the Arrangers and Lenders party thereto, and the Agents.

        "Third Amendment Effective Date" means the Amendment Effective Date
         ------------------------------
    under (and as defined in) the Third Amendment Agreement.

          (b) amending the definition of "Fort Knox Industrial Revenue Bonds"
                                            ----------------------------------
                contained therein in its entirety to read as set forth below:

    "Fort Knox Industrial Revenue Bonds" means the Alaska Industrial Development
     ----------------------------------
    and Export Authority Exempt Facility Revenue Bonds (Fairbanks Gold Mining, Inc.

    Project) Series 1997 not in excess of an aggregate principal amount of $71,000,000 to be issued on or about the Third Amendment Effective Date by AIDEA pursuant to the Fort Knox IRB Indenture and the other Fort Knox IRB Financing Documentation.

            (c) amending clause (b)(ii) of the definition of "Cash Flow Ratio"
                         --------------                       ---------------
                contained therein in its entirety to read as set forth below:

            (ii) rental payments made by the Borrower or Fairbanks Gold in respect of the Permitted Fort Knox Sale-Leaseback for such period and, without duplication and without prejudice to the provisions of clause
                                                                      ------
       (j)(iv) of Section 7.2.2, payments made by the Borrower or Fairbanks Gold
       -------    -------------
       pursuant to the relevant Fort Knox IRB Financing Documentation in connection with the Fort Knox Industrial Revenue Bonds for such period.

            (d) amending clause (b)(vi) of the definition of "Consolidated Fixed
                         --------------                       ------------------
                Charge Coverage Ratio" contained therein in its entirety to read
                ---------------------
                as set forth below:

        (vi) rental payments made by the Borrower or Fairbanks Gold in respect of the Permitted Fort Knox Sale-Leaseback during such Measurement Period and, without duplication and without prejudice to the provisions of clause
                                                                        ------
    (j)(iv) of Section 7.2.2, principal payments made by the Borrower or
    -------    -------------
    Fairbanks Gold pursuant to the relevant Fort Knox IRB Financing Documentation in connection with the Fort Knox Industrial Revenue Bonds during such Measurement Period.

        SECTION 2.2. AMENDMENT TO SECTION 7.1.1 OF THE EXISTING LOAN AGREEMENT.
Section 7.1.1 of the Existing Loan Agreement is amended:
-------------

            (a) by adding a new clause (p) immediately following clause (o)
                                ----------                       ----------
                thereof reading as set forth below and by redesignating clause
                                                                        ------
                (p) of Section 7.1.1 of the Existing Loan Agreement as clause
                ---    -------------                                   ------
                (q) thereof:
                ---

              (p) without prejudice to the provisions of Section 7.2.16, each of
                                                         --------------
                  the Borrower and Fairbanks Gold shall, promptly upon receipt, dispatch or effectiveness thereof, deliver to the Administrative Agent copies of all material correspondence and notices relating to the Fort Knox IRB Financing (including any such correspondence or notices relating to any proposed amendment or other modification to the Fort Knox IRB Financing Documentation) and of all documentation relating to all amendments or other modifications to the Fort Knox IRB Financing Documentation; and

            (b) by adding at the end thereof a proviso reading as set forth
                                               -------
                below:

        provided, however, that at any time on or prior to the Fort Knox
        --------  -------
        Economic Completion Date the Obligor's obligations pursuant to this Section shall be limited to the delivery of financial statements, reports and information (x) of the nature referred to in clauses (c) and
                                                                         ---
        (n), and (y) relating to, or required to be

        delivered in connection with, the occurrence of Fort Knox Economic Completion.

    SECTION 2.3. AMENDMENT TO SECTION 7.2 OF THE EXISTING LOAN AGREEMENT.
Section 7.2 of the Existing Loan Agreement shall be amended in its entirety to
-----------
read as set forth below:

        SECTION 7.2 CERTAIN NEGATIVE COVENANTS.  Each Obligor agrees with each Lender Party that, at all times on and after the Fort Knox Economic Completion Date (and, in the case of any agreement contained in Section
                                                                    -------
    7.2.16, at all times prior to the Fort Knox Economic Completion Date) until
    ------
    all Obligations have been paid and performed in full, such Obligor will perform its respective obligations set forth in this Section. Except where the context specifically requires otherwise, the Borrower shall use its best efforts to ensure that each relevant Subsidiary complies with its respective obligations set forth in this Section.

    SECTION 2.4. AMENDMENT TO SECTION 7.2.2 OF THE EXISTING LOAN AGREEMENT. Clause (j) of Section 7.2.2 of the Existing Loan Agreement shall
----------    -------------
be amended in its entirety to read as set forth below:

      (j) Indebtedness (i) of Fairbanks Gold in a principal amount not in excess of $71,000,000 at any one time outstanding in respect of the loan advanced to Fairbanks Gold by AIDEA pursuant to the Fort Knox IRB Loan Agreement,
    (ii) of Fairbanks Gold in an amount not in excess of the Fort Knox IRB Letter of Credit Amount in connection with its reimbursement obligations set forth in the Fort Knox IRB Reimbursement Agreement, (iii) of the Borrower in connection with its guarantee of the Fort Knox Industrial Revenue Bonds pursuant to the Fort Knox IRB AGI Guarantee, and (iv) of the Borrower to Cyprus Amax in connection with its obligations pursuant to the Cyprus Amax/AGI Reimbursement Agreement to reimburse Cyprus Amax in respect of any amount paid by Cyprus Amax pursuant to its guarantee of the obligations of Fairbanks Gold under the Fort Knox IRB Reimbursement Agreement; provided,
                                                                    --------
    however, (x) that no payment in respect of any Indebtedness of the nature
    -------
    referred to in clause (j)(iv) may be made by the Borrower at any time when
                   --------------
    any Relevant IRB Default shall have occurred and be continuing at such time or might, in the reasonable opinion of the Lender Parties, occur on or prior to the Final Maturity Date as a result of such payment, and (y) Fairbanks Gold may not, at any time on or prior to the Final Maturity Date, make any voluntary prepayment of any of its obligations incurred pursuant to the Fort Knox IRB Loan Agreement prior to the scheduled maturity of such obligations, whether pursuant to Section 6.1 of the Fort Knox IRB Loan Agreement or
                        -----------
    otherwise;

    SECTION 2.5. AMENDMENT TO SECTION 7.2.3 OF THE EXISTING LOAN AGREEMENT. Clause (l) of Section 7.2.3 of the Existing Loan Agreement shall be
----------
amended in its entirety to read as set forth below:

      (l) Liens granted by Fairbanks Gold to the issuer of the Fort Knox IRB Letter of Credit pursuant to Section 1.04 of the Fort Knox IRB Reimbursement Agreement and the Pledge Agreement (as defined in the Fort Knox IRB Reimbursement Agreement) as security for the performance by Fairbanks Gold of its obligations thereunder and encumbering solely those of the Fort Knox Industrial Revenue Bonds delivered for the account of the issuer of the Fort Knox IRB Letter of Credit from time to time as referred to in Section 1.04 of the Fort Knox IRB Reimbursement Agreement (together with interest thereon and all proceeds thereof);

    SECTION 2.6. AMENDMENT TO SECTION 7.2.6 OF THE EXISTING LOAN AGREEMENT.
Section 7.2.6 of the Existing Loan Agreement shall be amended by adding a new
-------------
clause (g) immediately following clause (f) thereof reading as set forth below
---------                        ----------
and by redesignating clauses (g) and (h) of Section 7.2.6 of the Existing Loan
                     -----------     ---    -------------
Agreement as clauses (h) and (i) thereof, respectively:
             -----------     ---
            (g) Investments by the Borrower in Fairbanks Gold pursuant to the
                Fort Knox IRB AGI Guarantee;

    SECTION 2.7. AMENDMENT TO ARTICLE 7 OF THE EXISTING LOAN AGREEMENT.
Article 7 of the Existing Loan Agreement is amended by adding at the end thereof
---------
a new Section 7.2.16 reading as set forth below:
      --------------

    SECTION 7.2.16. FORT KNOX IRB FINANCING.

            (a) Fairbanks Gold shall apply the proceeds of the loan advanced pursuant to the Fort Knox IRB Loan Agreement for the purposes referred to in Sections 3.3 and 3.4 thereof.
                               ------------     ---

            (b) Neither the Borrower nor Fairbanks Gold shall agree to, or suffer to exist, any amendment or other modification to the terms and conditions of the Fort Knox IRB Financing Documentation if such amendment or other modification:

                (i) modifies any provision of the Fort Knox IRB Financing Documentation which has the result of increasing the amount of, or accelerating the date of, any payment to be made in connection with the Fort Knox Industrial Revenue Bonds (including any such payment to be made by Fairbanks Gold or the Borrower pursuant to or in connection with the Fort Knox IRB Reimbursement Agreement or the Fort Knox IRB Loan Agreement); or

                (ii) would have, or would be reasonably likely to have, a
                     Materially Adverse Effect.

                   ARTICLE 3. REPRESENTATIONS AND WARRANTIES
                   -----------------------------------------

     In order to induce the Lender Parties to enter into this Agreement and, in the case of the Lenders, to make, maintain, continue and/or convert Loans under the Amended Loan Agreement, the Borrower, individually for itself and with respect to matters hereinafter relating to it and each other Obligor, and each other Obligor individually for itself and with respect to matters hereinafter relating to it, represents and warrants unto each Lender Party as set forth in this Article.

    SECTION 3.1. AUTHORITY. Each Obligor has full power and authority to enter into this Agreement and perform its obligations under the Amended Loan Agreement.

    SECTION 3.2. DUE AUTHORIZATION; NON-CONTRAVENTION. The execution and delivery by each Obligor of this Agreement and the performance by such Obligor of its obligations under the Amended Loan Agreement have been authorized by all necessary corporate action on its part, do not and will not require any Approval, do not and will not conflict with, result in any violation of, or constitute any default under, any provision of any Requirement of Law or Approval binding on it, and will not result in or require the creation or imposition of any Lien on any of its properties pursuant to the provisions of any Contractual Obligations except as permitted to be incurred pursuant to the Priority Agreement and Section 7.2.3 of the Amended Loan Agreement.
                       -------------

    SECTION 3.3 VALIDITY. This Agreement constitutes the legal, valid and binding obligation of each Obligor enforceable against such Obligor in accordance with its terms, subject as to enforceability only, to Applicable Laws relating to bankruptcy and the enforceability of creditors' rights generally and by the fact that the availability of equitable remedies is discretionary.


                    ARTICLE 4. CONDITIONS TO EFFECTIVENESS
                    --------------------------------------

     This Agreement shall become effective upon receipt by the Administrative Agent of the documents, certificates and other Instruments described in this Article. The date on which the Administrative Agent shall have received all such documents, certificates and other Instruments is referred to as the "Amendment Effective Date". In the event that the Amendment Effective Date
-------------------------
shall not occur on or prior to June 30, 1997, the agreements of the parties contained in this Agreement shall be of no further force and effect.

    SECTION 4.1. COUNTERPARTS OF AGREEMENT. The Administrative Agent shall have received counterparts of this Agreement, duly executed by the Obligors, the Arrangers, the Lenders and the other Agents.

    SECTION 4.2. FORT KNOX IRB FINANCING DOCUMENTATION. The Administrative Agent shall have received:

            (a) copies of execution counterparts of the Fort Knox Industrial
                Revenue Bonds, the Fort Knox IRB Letter of Credit, the Fort Knox IRB Loan Agreement, the Fort Knox IRB Reimbursement Agreement, the Fort Knox IRB AGI Guarantee and the Cyprus Amax/AGI Reimbursement Agreement (together with copies of such other items of documentation relating thereto as the Administrative Agent shall reasonably have requested) and shall have received notification that, in the reasonable opinion of counsel to the Lenders, such documentation is consistent with the Term Sheets and the Loan Documents (including, in the case of the Cyprus Amax/AGI Reimbursement Agreement, clause (x) of the proviso to
                                                  ----------        -------
                clause (j) of Section 7.2.2 of the Amended Loan Agreement) (and,
                ----------    -------------
                in connection with any provisions of such documentation which are not specifically referred to in the Term Sheets (including any such provisions referred to in either Term Sheet as being customary for transactions similar to those contemplated by such Term Sheet), such provisions shall be acceptable to the Administrative Agent (following, in the case of any material and substantive such provision, consultation with the Lenders)); and

            (b) evidence satisfactory to it that the Fort Knox Industrial
                Revenue Bonds have been, or on or prior to June 30, 1997 will be, issued in a manner which is consistent with the Term Sheets, the Fort Knox IRB Financing Documentation and the Loan Documents.

    SECTION 4.3. COMPETITIVE ADVANCE FACILITY AGREEMENT. The Administrative Agent shall have received a copy of Sections 7.01 and 7.05 of the Competitive
                                    -------------     ----
Advance Facility Agreement, as in effect on a date as close as practicable to the intended Amendment Effective Date, certified by an Authorized Representative of Cyprus Amax.

    SECTION 4.4. LETTER AGREEMENT WITH CYPRUS AMAX. The Administrative Agent shall have received a counterpart of the letter agreement in the form attached hereto as Exhibit A, dated a date as close as practicable to the intended
          ---------
Amendment Effective Date, duly executed by Cyprus Amax.

     SECTION 4.5. COMPLIANCE WITH WARRANTIES, NO DEFAULTS. The Administrative Agent shall have received a certificate, dated a date as close as practicable to the intended Amendment Effective Date, of an Authorized Representative of each Obligor to the effect that, both immediately before and immediately after giving effect to the transactions contemplated by this Agreement, the representations and warranties of each Obligor set forth in Article 3 (only to the extent that
                                            ---------
any such representation or warranty shall be required to be made on the Amendment Effective Date) shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

                        ARTICLE 5. MISCELLANEOUS
                        ------------------------

    SECTION 5.1. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

    SECTION 5.2. EFFECT OF AMENDMENT. Effective as of the Amendment Effective Date, references in the Existing Loan Agreement and in each other Loan Document to "the Agreement", "this Agreement", the "Loan Agreement" and words of similar import shall be to the Existing Loan Agreement, as amended hereby. Except as amended or otherwise modified hereby, the Existing Loan Agreement shall continue in full force and effect.

     SECTION 5.3. GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. Upon the Amendment Effective Date, except with respect to the Borrower's obligations to indemnify and pay the costs and expenses of the Underwriters as set forth in the Commitment Letter, the Existing Loan Agreement, as amended hereby, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto (including the Commitment Letter (except as aforesaid), the Indicative Summary Terms for $250,000,000 Senior Term Facility, dated August 15, 1995, and the Information Memorandum).

    SECTION 5.4. PROVISIONS INCORPORATED BY REFERENCE. The parties hereto agree that the provisions of Sections 10.14 (Forum Selection and Consent to
                       --------------
Jurisdiction; Waiver of Immunity) and 10.15 (Waiver of Jury Trial) of the
                                      -----
Existing Loan Agreement shall be incorporated by reference into this Agreement as if set forth in full herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                          The Obligors
                          ------------

                          AMAX GOLD INC.,
                            as the Borrower


                          By:   LELAND O ERDAHL
                          Name Printed: Leland O Erdahl
                          Title: Vice President and Chief
                                Financial Officer



                          FAIRBANKS GOLD MINING, INC.,
                            as a Principal Subsidiary


                          By:  LELAND O ERDAHL
                          Name Printed: Leland O Erdahl
                          Title: Vice President and Treasurer



                          GUANACO MINING COMPANY,
                           INC., as a Principal Subsidiary


                          By: LELAND O ERDAHL
                          Name Printed: Leland O Erdahl
                          Title: Vice President and Treasurer



                          LASSEN GOLD MINING, INC.,
                            as a Principal Subsidiary

                          By: LELAND O ERDAHL
                          Name Printed: Leland O Erdahl
                          Title: Vice President and Treasurer

                          MELBA CREEK MINING, INC.,
                            as a Principal Subsidiary


                          By: LELAND O ERDAHL
                          Name Printed: Leland O Erdahl
                          Title: Vice President and Treasurer



                          NEVADA GOLD MINING, INC.,
                            as a Principal Subsidiary


                          By: LELAND O ERDAHL
                          Name Printed: Leland O Erdahl
                          Title: Vice President and Treasurer




                          The Lenders
                          -----------

                          ABN AMRO NORTH AMERICA,
                            INC., acting as agent for
                            ABN AMRO BANK N.V.

                          By: WILLIAM HEISSENBUTTEL
                          Name Printed: William Heissenbuttel
                          Title: Vice President



                          By: JAMES R MORGAN
                          Name Printed: James R Morgan
                          Title: Group Vice President and
                                   Team Leader

                          ARAB BANKING CORPORATION
                            (B.S.C.)

                          By: STEPHEN A PLAUCHE
                          Name Printed: Stephen A Plauche
                          Title: Vice President



                          BAYERISCHE VEREINSBANK AG


                          By: WOLFRAM SCHIEDER
                          Name Printed: Wolfram Schieder
                          Title: Managing Director



                          By: ULRICH MENNACHER
                          Name Printed: Ulrich Mennacher
                          Title: Assistant Vice President



                          CANADIAN IMPERIAL BANK OF
                          COMMERCE


                          By: JOHN W KUNKLE
                          Name Printed: John W Kunkle
                          Title: Authorised Signatory



                          THE CHASE MANHATTAN BANK
                          (previously known as Chemical Bank)


                          By: JAMES H RAMAGE
                          Name Printed: James H Ramage
                          Title: Vice President

                          CREDIT LYONNAIS, New York
                            Branch


                          By: MICHAEL PEPE
                          Name Printed: Michael Pepe
                          Title: Vice President



                          THE FIRST NATIONAL BANK OF
                            CHICAGO


                          By: JANE BEK
                          Name Printed: Jane Bek
                          Title: Vice President



                          THE FUJI BANK LIMITED, Los
                            Angeles Agency


                          By: NOBUHIRO UMEMURA
                          Name Printed: Nobuhiro Umemura
                          Title: Joint General Manager



                          MERRILL LYNCH CAPITAL
                            CORPORATION


                          By: CHRISTOPHER BIROSAK
                          Name Printed: Christopher Birosak
                          Title: Vice President



                          NATIONAL BANK OF ALASKA

                          By: PATRICIA JELLEY BENZ
                          Name Printed: Patricia Jelley Benz
                          Title: Vice President


                          PNC BANK, N.A.


                          By: ROBERT D ERWIN
                          Name Printed: Robert D Erwin
                          Title: Vice President


                          per pro N M ROTHSCHILD & SONS
                            LIMITED


                          By: MICHAEL ALLAN PRICE
                          Name Printed: Michael Allan Price
                          Title: Director


                          By: D STREET
                          Name Printed: D Street
                          Title: Manager


                          SOCIETE GENERALE


                          By: RICHARD A ERBERT
                          Name Printed: Richard A Erbert
                          Title: Vice President

                          SWISS BANK CORPORATION,
                            Cayman Island Branch


                          By: GARY RIDDELL
                          Name Printed: Gary Riddell
                          Title: Director Credit
                                 Risk Management


                          By: DOROTHY L. MCKINLEY
                          Name Printed: Dorothy L. McKinley
                          Title: Associate Director, Banking
                                 Finance Support, N.A.


                          THE TORONTO-DOMINION BANK


                          By: DAVID G. PARKER
                          Name Printed: David G. Parker
                          Title: Manager Credit Administration



                          The Agents and the Arrangers
                          ----------------------------

                          ABN AMRO NORTH AMERICA,
                            INC., acting as agent for ABN AMRO
                            BANK N.V., as an Arranger


                          By: WILLIAM HEISSENBUTTEL
                          Name Printed: William Heissenbuttel
                          Title: Vice President


                          By: JAMES R. MORGAN

                          Name Printed: James R. Morgan
                          Title: Group Vice President and Team
                                  Leader


                          LASALLE NATIONAL TRUST,
                            N.A., as the Collateral Agent


                          By: SARAH H WEBB
                          Name Printed: Sarah H Webb
                          Title: First Vice President


                          By: DIANE S SWANSON
                          Name Printed: Diane S Swanson
                          Title: Assistant Secretary



                          MERRILL LYNCH CAPITAL
                            CORPORATION, as the Syndication
                            Agent and as an Arranger


                          By: CHRISTOPHER BIROSAK
                          Name Printed: Christopher Birosak
                          Title: Vice President



                          per pro N M ROTHSCHILD & SONS
                            LIMITED, as the Administrative
                            Agent and as an Arranger


                          By: MICHAEL ALLAN PRICE
                          Name Printed: Michael Allan Price
                          Title: Director

                          By:   DAVID STREET
                          Name Printed: David Street
                          Title: Manager



                          THE TORONTO-DOMINION
                            BANK, as the Documentation and
                            Technical Agent and as an Arranger


                          By:   DAVID G. PARKER
                          Name Printed: David G. Parker
                          Title: Manager Credit Administration


                                                                       EXHIBIT A
                                                                              to
                                                       Third Amendment Agreement



To:  N M Rothschild & Sons Limited,
     in its capacity under the Loan
     Agreement referred to (and
     defined) below
     New Court
     St. Swithin's Lane
     London EC4P 4DU
     England
                                                             _____________, 1997

     and to each of the other Lender
     Parties party to such Loan Agreement



     RE: LOAN AGREEMENT, DATED AS OF OCTOBER 31, 1995 (AS AMENDED FROM TIME TO
         TIME PRIOR TO THE DATE HEREOF, THE "LOAN AGREEMENT"), AMONG AMAX GOLD
                                             --------------
         INC., AS THE BORROWER, FAIRBANKS GOLD MINING, INC., GUANACO MINING COMPANY, INC., LASSEN GOLD MINING, INC., MELBA CREEK MINING, INC. AND NEVADA GOLD MINING,

         INC., AS THE PRINCIPAL SUBSIDIARIES, AND THE VARIOUS BANKS AND OTHER FINANCIAL INSTITUTIONS REFERRED TO THEREIN AS THE ARRANGERS, THE LENDERS AND THE AGENTS
         ----------------------------------------------------------------------

Dear Sirs:

     This letter agreement is being entered into pursuant to Section 4.4 of the
                                                             -----------
Third Amendment Agreement to the Loan Agreement (the Loan Agreement as amended by such Third Amendment Agreement, the "Amended Loan Agreement"). In connection
                                        ----------------------
therewith;

     1. We have requested, and by your signature hereto on behalf of each of the Lender Parties each of the Lender Parties thereby agree, that, effective as of the Third Amendment Effective Date, Article 5 of the Cyprus Amax Guaranty is
                                       ---------
amended by replacing the phrase "the Amendment Effective Date" appearing in the fourth line thereof with the phrase "_________, 1997".

     2. We hereby acknowledge and accept the terms and conditions of the Third Amendment Agreement and, pursuant to the terms and conditions of Section 3.4 of
                                                                 -----------
the Cyprus Amax Guaranty, hereby consent thereto such that our obligations contained in the Cyprus Amax Guaranty shall continue in full force and effect following the implementation and effectiveness of the Third Amendment Agreement.

     3. In order to induce the Lender Parties to consent to the effectiveness of the Third Amendment Agreement we hereby represent and warrant unto each Lender Party as set forth below:

      (a) Cyprus Amax has full power and authority to enter into this letter agreement and perform its obligations under the Cyprus Amax Guaranty as amended hereby;

      (b) the execution and delivery by Cyprus Amax of this letter agreement and the performance by Cyprus Amax of its obligations under the Cyprus Amax Guaranty as amended hereby have been authorized by all necessary corporate action on its part, do not and will not require any Approval, do not and will not conflict with, result in any violation of, or constitute any default under, any provision of any Requirement of Law or Approval binding on it, and will not result in or require the creation or imposition of any Lien on any of its properties pursuant to the provisions of any Contractual Obligations; and

      (c) this letter agreement constitutes the legal, valid and binding obligation of Cyprus Amax enforceable against Cyprus Amax in accordance with its terms, subject as to enforceability only, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting creditors' rights from time to time in effect and to general principles of equity, regardless of whether such enforcement is considered in a proceeding at law or in equity.

     4.   In accordance with the provisions of clause (j) of Section 7.2.2 of
                                                             -------------
the Loan Agreement and of Section     of the Cyprus Amax/AGI Reimbursement
                          -----------
Agreement, we hereby agree and undertake with the Lender Parties that, in the event that any payment is made by the Borrower to us that is not permitted by such provisions so to be made, in whole or in part, to hold the proceeds of such payment in trust for, and to turn over the proceeds of such payment to, the Lender Parties for application to the payment Obligations of the Borrower in accordance with the Loan Documents to the extent such Obligations remain unpaid.

     Terms for which meanings are provided in the Amended Loan Agreement are, unless otherwise defined herein, used herein with such meanings.

                          Very truly yours,


                          CYPRUS AMAX MINERALS
                          COMPANY

                          By:________________________________
                          Name Printed:______________________
                          Title:_____________________________


ACCEPTED AND AGREED the
___ day of _________, 1997

N M ROTHSCHILD & SONS LIMITED, in
its capacity as Administrative
Agent for the Lender Parties

By:_____________________________________
Name Printed:___________________________
Title:__________________________________


By:_____________________________________
Name Printed:___________________________
Title:__________________________________